Certification of the Principal Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, Howard Lerman, the Chief Executive Officer of Yext, Inc. (the “Company”), hereby certify, that, to my knowledge:
1.The Quarterly Report on Form 10-Q for the period ended April 30, 2017 (the “Report”) of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
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Date: June 2, 2017

/s/ Howard Lerman
Name: Howard Lerman Title: Chief Executive Officer